EARNINGS PER COMMON SHARE - Computation of Basic and Diluted Earnings Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Numerator for basic and diluted earnings per share -income available to common shareholders:
Net income	$ 228,830	$ 255,863	$ 217,612
Denominator for basic earnings per share - weighted average shares	94,404,617	93,938,772	93,528,712
Effect of dilutive securities -
Employee stock awards	1,001,102	1,157,295	1,058,139
Denominator for diluted earnings per share - adjusted weighted average shares	95,405,719	95,096,067	94,586,851
Basic	$ 2.42	$ 2.72	$ 2.33
Diluted	$ 2.40	$ 2.69	$ 2.30